EXHIBIT 99.1

Charge Enterprises Secures Preferred Equity Financing from

Island Capital Group LLC

New York, NY (March 3, 2022) – Charge Enterprises, Inc. (OTC PINK:CRGE) (“Charge” or the “Company”), a company consisting of a portfolio of global businesses with the vision of connecting people everywhere with communications and electric-vehicle charging (“EV”) infrastructure, today announced it has entered into a preferred stock financing transaction with a subsidiary of Island Capital Group LLC (“Island Capital”), a merchant bank with synergistic investing and advisory platforms specializing in real estate and real estate related transactions.

“When you look at the overall 5G wireless and EV infrastructure market, there are very few companies enabling industry participants in the same manner that Charge does. Their unique value proposition offers infrastructure solutions that are needed today and that can power the EV market through its next few decades’ trajectory,” said Andrew L. Farkas, Managing Member, Chairman and Chief Executive Officer of Island Capital. “We are excited to be an investor in Charge and look forward to a successful relationship.”

Charge’s strategy is to integrate high-quality assets with growing recurring revenue streams across its core competencies of building infrastructure for 5G wireless networks and EV charging installation solutions. Its goal is to be the trusted global infrastructure partner at the cross-over of wireless and electrical infrastructure.

“When Andrew Farkas, who founded Insignia Financial Group, Inc. (which ultimately was merged into what is now CBRE Group), approached Charge with respect to a possible strategic relationship, we were thrilled to walk them through our strategy and vision,” said Charge’s Chairman and CEO Andrew Fox. “We are very excited to work with Island Capital Group and to expand our relationship with them.”

Through this preferred equity financing with Island Capital, Charge has raised gross proceeds of approximately $10.8 million through approximately $12 million of face value preferred equity financing from an investment vehicle controlled by Island Capital. Proceeds of the financing will be used for working capital and general corporate purposes. The financing is in the form of Series C Convertible Preferred Stock, which pays a monthly dividend of 6%, or $0.1875 per share per year, payable in cash or in shares of Charge Common Stock at the Company’s option, and is convertible into Common Stock at $3.125 per share.

The securities offered and sold by Charge in the private placement have not been registered under the Securities Act of 1933 or state securities laws and may not be offered or sold in the United States absent registration with the U.S. Securities and Exchange Commission (the “SEC”) or an applicable exemption from such registration requirements. Charge has agreed to file a registration statement with the SEC covering the resale of the shares of common stock underlying the Series C Preferred Stock issued in the private placement. Any resale of Charge’s securities under such resale registration statement will be made only by means of a prospectus.

This press release does not constitute an offer to sell or the solicitation of an offer to buy the securities, nor will there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such jurisdiction.

About Island Capital

Island Capital Group LLC is a merchant bank headquartered in New York City with synergistic Investing and Advisory platforms specializing in real estate transactions. The company provides turnaround, restructuring, capital raising and other advisory services, with over 30 years of expertise in creating value across more than $250 billion of complex distressed transactions. Island Capital is comprised of a diverse platform of commercial real estate services, from fund management to financial advisory and consulting. The platform includes C-III Capital Partners LLC, NAI Global, Island Global Yachting and The Planning & Zoning Resource Company LLC. The company is led by Andrew Farkas as Chairman and CEO and is headquartered in New York, NY. For more information about Island Capital, please visit www.islandcapital.com.

About Charge Enterprises, Inc.

Our Telecommunications Division

Our Telecommunications division (“Telecommunications”) has provided termination of both voice and data to Carriers and Mobile Network Operators (MNO’s) globally for over two decades and we will selectively add profitable products and services to this long-established business.

Our Infrastructure Division

Our Infrastructure division (“Infrastructure”) has a primary focus on two fast growing sectors: electric vehicle (“EV”) charging, and Telecommunications Network 5G, including cell tower, small cell, and in-building applications. Solutions for these two sectors include: Design and Engineering, Equipment specification and sourcing, Installation, Data & software solutions, and Service and Maintenance.

Our Investment Division

Our Investment division (“Investment”) focuses on opportunities related to our global portfolio to expand our vision’s impact. We aim to invest in opportunities that would complement our two operating divisions in addition to marketable securities, including money markets funds and other listed securities. Our Investment division provides services aimed at offsetting the overall cost of capital.

We offer our Investment services through our wholly-owned subsidiary, Charge Investments (“CI”).

To learn more about Charge, visit Charge Enterprises.

Notice Regarding Forward-Looking Information

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect current expectations or beliefs regarding future events or Charge’s future performance. Often, but not always, forward-looking statements can be identified by the use of words such as “plans”, “expects”, “is expected”, “budget”, “scheduled”, “estimates”, “continues”, “forecasts”, “projects”, “predicts”, “intends”, “anticipates”, “targets” or “believes”, or variations of, or the negatives of, such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might” or “will” be taken, occur or be achieved. All forward-looking statements, including those herein, are qualified by this cautionary statement.

Although Charge believes that the expectations expressed in such forward looking statements are based on reasonable assumptions, such statements involve risks and uncertainties, and actual results may differ materially from any future results expressed or implied by such forward-looking statements. Such risks and uncertainties include the business plans and strategies of Charge, Charge’s future business development, market acceptance of electric vehicles, Charge’s ability to generate profits and positive cash flow, changes in government regulations and government incentives, subsidies, or other favorable government policies, and other risks discussed in Charge’s filings with the SEC. Readers are cautioned that the foregoing list of risks and uncertainties is not exhaustive of the factors that may affect forward-looking statements. Accordingly, readers should not place undue reliance on forward-looking statements. The forward-looking statements in this press release speak only as of the date of this press release or as of the date or dates specified in such statements. For more information on Charge, investors are encouraged to review Charge’s public filings on OTC Market at https://www.otcmarkets.com/stock/CRGE/overview. Charge disclaims any intention or obligation to update or revise any forward- looking information, whether as a result of new information, future events or otherwise, other than as required by law.

Media Contact:

Steve Keyes (248) 952-7022

Steve.keyes@centigrade.com

Investor Relations:

Carolyn Capaccio, CFA (212) 838-3777

Ccapaccio@lhai.com